Lord Abbett    Affiliated Fund

                      SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1999

                               [GRAPHIC OMITTED]

                                                             Helping you prepare
                                                             for tomorrow, today

                                   [LOGO](R)

Lord Abbett Affiliated Fund              Building Investor Confidence Since 1934

                                                                  A Tradition of
                                                                Value
                                                                   Investing

[GRAPHIC OMITTED]

                        Affiliated's history highlights the concept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve returns competitive to the S&P 500 Index, with relatively moderate fluctuations in price.(1)

--------------------------------------------------------------------------------
Competitive Total         Average Annual Rates of Total Return as of 4/30/99
Returns, Consistently

                        -----------------------------------------
                        For the past 40 years     +12.2% per year
                        -----------------------------------------
                        ------------------------------------------
                        For the past 30 years      +12.7% per year
                        ------------------------------------------
                        ------------------------------------------------------
                        For the past 20 years                  +16.3% per year
                        ------------------------------------------------------
                        ---------------------------------------------------
                        For the past 10 years               +15.9% per year
                        ---------------------------------------------------
                        ----------------------------------------------
                        For the past year                       +14.0%
                        ----------------------------------------------
                        --------------------------------------------------------
                        0            5            10            15           20%

--------------------------------------------------------------------------------
Consistency             The Fund has increased in value 33 out of the last 40
                        fiscal years.

--------------------------------------------------------------------------------
Large and Growing       Shareholders taking dividends in cash saw an increase in
Dividends               their dividend checks 34 out of the last 40 fiscal
                        years.(2)

--------------------------------------------------------------------------------
Shareholder             Lord Abbett Affiliated Fund's history demonstrates its
Satisfaction            ability to help shareholders realize their financial
                        objectives. That's probably why, on average, Affiliated
                        Fund shareholders have owned the Fund for over 15
                        years.(3)

--------------------------------------------------------------------------------
The Fund: Something     "Lord Abbett Affiliated Fund has been a good citizen by
to Talk About           staying out of trouble.... The fund's respectable
                        performance in 1998 is typical of its performance during choppy markets. Its sell discipline keeps it out of the category's trouble spots, so during challenging markets like in 1994 and in 1998, returns have consistently been above average."

                                 Source: Morningstar Mutual Funds, December 1998

--------------------------------------------------------------------------------
SEC Average Annual      SEC average annual rates of total return, at the Class A
Total Returns           share maximum sales charge of 5.75%, for the periods
                        ended 3/31/99 were:

                        ---------
                         1 years           0.00%
                        ---------
                        ---------               ---------------------------
                         5 years                                    +18.77%
                        ---------               ---------------------------
                        ---------               ----------------------
                        10 years                               +14.85%
                        ---------               ----------------------
                                ------------------------------------------------
                                -10      -5      0      5      10      15    20%

                        The Fund's SEC yield for the 30 days ended 4/30/99 for Class A shares was 0.83%.

                        This past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                        The Fund's fiscal year-end is 10/31. Results quoted above (unless stated otherwise) are for periods ending 4/30/99 and reflect Class A share performance at net asset value with all distributions reinvested.

                  (1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is widely regarded as the standard for measuring U.S. stock market performance. Indices are unmanaged and not available for direct investment.

                  (2)   Capital gains were reinvested. Period ends 10/31/98.

                  (3) Based on a survey of Lord Abbett Affiliated Fund shareholders conducted by Lord, Abbett & Co. in 1998.

                        See Important Information on page 8.

Report to Shareholders
For the Period Ended April 30, 1999

[PHOTO OMITTED]

/s/ Robert S. Dow
-----------------
ROBERT S. DOW
CHAIRMAN

MAY 5, 1999

"... during the first half of the Fund's fiscal year, positions we established or strengthened in telecommunications, technology and select financial services companies performed well."

Lord Abbett Affiliated Fund completed the first half of its fiscal year on April 30, 1999. Below is an overview of some class-specific financial information for the close of the period.

                                                Six Months Ended April 30, 1999
                                                -------------------------------
                   Class A      Class B     Class C      Class P     Class Y
                   ------------------------------------------------------------

Net asset value    $ 16.26      $ 16.27     $ 16.27      $ 16.23     $ 16.29
Dividends          $  0.12      $  0.06     $  0.06      $  0.10     $  0.14
Capital gains      $  0.95      $  0.95     $  0.95      $  0.95     $  0.95
Total return*        20.11%**     19.68%**    19.68%**     20.00%**    20.37%**

During the period under review, a favorable environment emerged for U.S. stocks as investors' concerns regarding diminished corporate earnings eased somewhat and low inflation and strong economic growth continued in the U.S. In the early months of 1999, investor sentiment improved considerably as Asian countries, which had been hit hard by currency problems and fallout from a faltering Japanese economy, began to recover. Japan's efforts to clean up its flagging banking system, and to stimulate spending in recent months, have generated hope that the financial crises in that country may be nearing an end.

The downturn in the market that occurred in October and November of 1998 created an opportunity for the Fund to initiate and add to positions in stocks that, in our opinion, became undervalued due to investor sentiment rather than deteriorating company fundamentals. Indeed, during the first half of the Fund's fiscal year, positions we established or strengthened in telecommunications, technology and select financial services companies performed well. A slight increase in long-term interest rates, brought on by a rise in commodity prices, resulted in markdowns on our electric utility holdings. The Fund returned 20.1% during the period.

We anticipate that the domestic economy will continue to grow in 1999, fueled in part by strong consumer spending. If recovery in Asia also continues, a global economic expansion seems likely for 2000. In any event, we expect to remain watchful of global inflationary pressures (brought on by rising commodity prices and a tightening U.S. labor market), interest rates and high valuations and volatility in the U.S. equity market. Presently, we do not expect inflation to exceed our earlier forecast of approximately 2-2 1/2% in 1999. We will continue to seek out large-company stocks at attractive prices, and expect that some of these values may be found in energy companies and in the cyclical commodities sector, which includes aluminum and paper companies and selected manufacturing companies.

Thank you for your continued confidence in Lord Abbett Affiliated Fund. We look forward to helping you achieve your financial goals in the years ahead.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

**    Not annualized.

The Income Perspective

By reinvesting
capital gains,
Affiliated share-
holders were
able to realize a
consistently
growing
dividend stream.
This contrasts
sharply with the
fluctuating
income from
guaranteed CDs.

Income Generated from $100,000 Investments: 10/31/72-4/30/99

Year
Ended                          Six-Month CD     Affiliated Fund
Oct. 31                         Interest(1)        Dividends(2)
---------------------------------------------------------------
1972                             $        0          $        0
1973                                  8,040               4,173
1974                                 10,420               4,560
1975                                  7,480               3,726
1976                                  6,060               4,793
1977                                  5,750               5,361
1978                                  8,180               5,935
1979                                 11,570               6,804
1980                                 13,280               8,175
1981                                 17,570              10,029
1982                                 14,020              10,711
1983                                  9,520              10,596
1984                                 11,270              11,184
1985                                  8,770              12,796
1986                                  7,040              13,801
1987                                  6,920              14,113
1988                                  7,910              15,159
1989                                  9,610              15,849
1990                                  8,560              15,059
1991                                  6,610              14,793
1992                                  4,000              15,046
1993                                  3,380              13,949     -----------
1994                                  4,520              13,523     If capital
1995                                  6,310              13,613     gains and
1996                                  5,630              14,970     dividends
1997                                  5,820              16,260     had been
1998                                  5,710              15,721     reinvested,
                                                                    the Fund's
4/30/99 (6 months)               $    2,510          $    7,558     total value
Interest/Dividend Total          $  216,460          $  298,257     would have
---------------------------------==========          ==========     been
Over 26 Years Later                                               < $3,447,183
Initial $100,000                                                    -----------
Investment plus Growth           $  100,000          $1,057,226
---------------------------------==========          ==========
Total Value                      $  316,460          $1,355,483
---------------------------------==========          ==========
The Real Cost of the
CD Guarantee                                         $1,039,023
===============================================================

Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.

(1)   Average of six-month CD rates available each period. Source: Lipper, Inc.

(2) Reflects the deduction of the 3.75% sales charge for Class A share investments of $100,000. Dividends were taken in cash; capital gains were reinvested.

      See Important Information on page 8.

Affiliated's Growth Record

                      Results Based on Fiscal Year-End October 31(1)

                      1989    1990    1991    1992    1993    1994   1995    1996    1997     1998    4/30/99
                                                                                                      (6 months only)
Growth of Capital(2)  +12.8%  -12.0%  +23.1%  + 6.3%  +14.3%  +3.7%  +17.6%  +20.5%  +23.3%   + 8.4%  +19.2%
Dividend Return(3)    + 5.2%  + 4.4%  + 4.9%  + 4.1%  + 3.5%  +3.0%  + 2.9%  + 2.7%  + 2.5%   + 1.9%  + 0.85%
---------------------------------------------------------------------------------------------------------------------
Total Return(4)       +18.0   - 7.6   +28.0   +10.4   +17.8   +6.7   +20.5   +23.2   +25.8    +10.3   +20.1%
---------------------------------------------------------------------------------------------------------------------

(1)   Class A share performance.

(2) Growth of capital reflects the reinvestment of capital gains distributions.

(3)   Dividend return reflects the reinvestment of dividends.

(4) Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available for class a share investments of $1 million or more. For performance at the Class A share maximum sales charge, as well as other information, please turn to the inside front cover and pages 4 and 8.

Affiliated's Growth Helped Protect Your Purchasing Power

In our illustration, the prices noted for April 1989 and 1998 are actual costs--then and now. "Affiliated 1999" is what the April 1989 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 336.24%) surpassed increases in the cost of living, which was up 35.01% in these 10 years. Protection against the erosion caused by inflation is one important way to maintain--and enhance--your lifestyle.

                      [GRAPHIC OMITTED]        [GRAPHIC OMITTED]     [GRAPHIC OMITTED]     [GRAPHIC OMITTED]

                      One-Year Private        One-Family House(6)    First-Class Stamp    Income per Capita(7)
                     College Tuition(5)
4/89                       $11,189                 $ 89,500                 $.25                 $18,175
1998                       $18,745                 $131,400                 $.33                 $26,365
--------------------------------------------------------------------------------------------------------------
Affiliated 1999            $48,811                 $390,345                 $.78                 $79,287
--------------------------------------------------------------------------------------------------------------

      Affiliated's results reflect Class A share total return at net asset value, with all distributions reinvested for the 10 years ended 4/30/99.

      See Important Information on page 8.

(5)   Based on Consumer Price Index.

(6)   National average.

(7)   National average. 1999 figure is based on January-March figures.

      Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; U.S. Postal Service; Department of Commerce, Bureau of Economic Analysis Statistics.

The Total Return Perspective

The chart below illustrates the growth of a $10,000 investment made in Affiliated Fund on 10/31/72. Even when investing right before a major stock market downturn long-term investors in Affiliated Fund did well. (Please see the chart on page 5.) The Fund's average shareholder ownership of over 15 years reflects the appeal of long-term investing.

Past performance is no indication of future results.

Growth of a $10,000 Fund Investment: 10/31/72-4/30/99(1)

A History of
Consistent
Performance

                 Value of     Cumulative Value      Cumulative              How
Year               Shares     of Capital Gains        Value of          $10,000
Ended           Initially        Distributions      Reinvested             Grew
Oct. 31          Acquired      Taken in Shares       Dividends      Total Value
-------------------------------------------------------------------------------
1972             $  9,417             $      0        $      0         $  9,417
1973                9,550                  267             432           10,249
1974                7,258                  394             762            8,414
1975                8,993                  545           1,394           10,932
1976               10,742                  886           2,249           13,877
1977                9,695                1,149           2,624           13,468
1978                9,430                1,382           3,261           14,073
1979               10,570                2,257           4,606           17,433
1980               12,066                3,732           6,519           22,317
1981               10,742                4,887           7,186           22,815
1982               11,364                6,730           9,571           27,665
1983               13,325                9,187          13,197           35,709
1984               12,212               11,251          14,173           37,636
1985               12,993               14,172          17,623           44,788
1986               15,510               21,514          24,060           61,084
1987               13,828               24,951          24,040           62,819
1988               12,768               31,932          25,778           70,478
1989               13,815               37,558          31,817           83,190
1990               11,801               34,617          30,474           76,892
1991               13,629               45,458          39,336           98,423
1992               13,974               50,142          44,501          108,617
1993               14,914               61,407          51,590          127,911
1994               14,609               67,326          54,497          136,432
1995               15,868               84,828          63,654          164,350
1996               17,245              111,153          74,118          202,516
1997               19,656              145,178          89,919          254,753
1998               19,285              168,327          93,307         $280,919
4/30/99          $ 21,536             $208,969        $106,907         $337,412

      The dollar amounts of dividends and capital gains distributions reinvested in shares were $67,353 and $140,769, respectively. The initial investment plus all distributions reinvested amounted to $218,122. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $14,393 and $21,114, respectively.

(1) Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

      See Important Information on page 8.

The Total Return Perspective

We've lived through several periods of economic, political and stock market turmoil since 1972. By focusing on value investing, Affiliated Fund reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), while outpacing guaranteed CDs and inflation.

Using the Value Method of Investing, Affiliated Fund Reduced Volatility and Produced Rewarding Gains

---------             ---------                ---------                 ---------
1972-1974             1980-1982                1986-1991                 1997-1998
---------             ---------                ---------                 ---------
The last protracted   Interest rates rose      Two corrections jolted    Difficulties in Russian
bear market;          dramatically;            the stock marekt;         and Asian markets
S&P 500 declined      Prime Rate hit 20%;      war and recession         spurred a bear-level
28.8%. Affiliated     the economy suffered     followed a year later.    correction in world
Fund held the         a recession. During      Affilitated rose 61.1%    markets. Affiliated
decline to 10.7%.     these two years,         over this period.         rose 10.3% during
                      Affiliated rose 24.0%.                             this time of trial.

Average Annual
Total Returns
Over 26 Years(1)

Affiliated:  14.2%
S&P 500:     14.0%
CDs:          8.1%
Inflation:    5.3%

                             [PLOT POINTS TO COME]

      An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 2.

(1) Average annual total return at the Class A share maximum 5.75% offering price from 10/31/72 through 4/30/99.

(2)   Average of six-month CD rates available each period. Source: Lipper, Inc.

      See Important Information on page 8.

The Impact of a Disciplined Investment Plan

Perfectly timing the market is impossible because, often, opportunity can only be identified after it has already passed.

For long-term investors in Lord Abbett Affiliated Fund, the key to one successful strategy has focused on following a disciplined investment plan--not timing the market. Let's compare two hypothetical investments made over the last 20 calendar years ending December 31, 1998, where $5,000 was invested in the Fund every year. For Investment A, shares were purchased (with the benefit of hindsight) when the Dow Jones Industrial Average was at the low for each given year. Shares were purchased for Investment B on the first business day of every year.

Here's What Happened...

Your financial
adviser can help
you discipline
your investing
and set up a
systematic plan
you are comfort-
able with

------------
Investment A Timing
------------

                                                                       Account
Date of                                                Cumulative        Value
Investments                                           Investments  at Year-End
------------------------------------------------------------------------------
11/7/79                                                     5,000       11,302
4/21/80                                                    10,000       20,433
9/25/81                                                    15,000       25,607
8/12/82                                                    20,000       38,140
1/3/83                                                     25,000       53,875
7/24/84                                                    30,000       63,163
1/4/85                                                     35,000       86,226
1/22/86                                                    40,000      111,938
10/19/87                                                   45,000      120,725
1/20/88                                                    50,000      141,591
1/3/89                                                     55,000      180,773
10/11/90                                                   60,000      176,573
1/9/91                                                     65,000      221,415
10/9/92                                                    70,000      253,973
1/20/93                                                    75,000      292,892
4/4/94                                                     80,000      309,923
1/30/95                                                    85,000      414,350
1/10/96                                                    90,000      503,215
4/11/97                                                    95,000      635,689
8/31/98                                                   100,000      733,142

Account Value on 12/31/98                                             $733,142
----------------------------------------------------------------------========
Average Annual Total Return                                               17.2%
==============================================================================

------------
Investment B Systematic Investing
------------

                                                                       Account
Date of                                                Cumulative        Value
Investments                                           Investments  at Year-End
------------------------------------------------------------------------------
1/2/79                                                      5,000       10,984
1/2/80                                                     10,000       18,365
1/2/81                                                     15,000       23,049
1/4/82                                                     20,000       33,373
1/3/83                                                     25,000       46,576
1/2/84                                                     30,000       54,655
1/2/85                                                     35,000       74,285
1/2/86                                                     40,000       95,915
1/2/87                                                     45,000      103,971
1/4/88                                                     50,000      122,109
1/2/89                                                     55,000      155,643
1/2/90                                                     60,000      152,326
1/2/91                                                     65,000      190,889
1/2/92                                                     70,000      219,364
1/4/93                                                     75,000      253,158
1/3/94                                                     80,000      268,295
1/2/95                                                     85,000      358,126
1/2/96                                                     90,000      434,563
1/2/97                                                     95,000      548,574
1/2/98                                                    100,000      632,511

Account Value on 12/31/98                                             $632,511
----------------------------------------------------------------------========
Average Annual Total Return                                               15.6%
==============================================================================

The disciplined investment plan (B) provided an average annual total return almost the same as the "perfect" investment scenario (A). Since determining the "perfect" time to invest without the benefit of hindsight is impossible, why not sit down with your financial adviser and set up a disciplined investment plan today?

The above illustrations assume the reinvestment of all dividends and distributions. All investments were made at the applicable Class A share maximum sales charge of 5.75% for account values up to $50,000 and at the applicable reduced sales charges thereafter under rights of accumulation. Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels. If held until 4/30/99 (with no additional investments made), Investment A and Investment B would have been worth $810,410 and $699,174, respectively.

For performance at the Class A share maximum sales charge, please turn to the inside front cover.

Who Owns the Fund?

Investor Profile of Lord Abbett Affiliated Fund

--------------------------------------------------------------------------------
Fiduciaries    Custodians for Minors                                      19,436
               Pension, Profit-Sharing and 401(k) Retirement Plans        21,441
               Trusts                                                     11,009
               457 Retirement and 403(b) Plans                             4,660
               Estates                                                       460
--------------------------------------------------------------------------------
Institutions   Broker-held Accounts                                       49,077
               Banks, Credit Unions and Other Financial Institutions         395
               Corporations                                                  483
               Religious, Charitable and welfare organizations               381
               Clubs and Fraternal Organizations                             103
               Cemeteries                                                     66
               Nursing homes and hospitals                                    32
               Colleges and universities                                      36
               Government Agencies                                            29
--------------------------------------------------------------------------------
Individuals    Single and Joint accounts                                  76,645
               IRAs                                                       58,688

Total Accounts in Affiliated Fund                                        242,941
================================================================================

A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor llc and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking companies' Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot eliminate altogether the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

Important Information

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please refer to the Fund's current prospectus. If used as sales material after 6/30/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets

April 30, 1999

                                                                          Shares or
                                                                          Principal
                                Investments                                  Amount              Value
======================================================================================================
Investments in Securities 96.37%
======================================================================================================
Common Stocks and Convertible Securities 96.37%
======================================================================================================
Aerospace 1.03%                 Rockwell International
                                Corp.                                     2,000,000    $   103,250,000
---------------------------------------------------------------------------------------===============
Aluminum 1.55%                  Alcoa Inc.                                2,500,000        155,625,000
---------------------------------------------------------------------------------------===============
Apparel 1.03%                   VF Corp.                                  2,003,300        103,169,950
---------------------------------------------------------------------------------------===============
Automobiles 2.45%               Ford Motor Co.                            1,750,000        111,890,625

                                General Motors Corp.                      1,500,000        133,406,250

                                Total                                                      245,296,875
---------------------------------------------------------------------------------------===============
Banks: Money
Center 1.90%                    Chase Manhattan Corp.                     2,300,000        190,325,000
---------------------------------------------------------------------------------------===============
Banks: Regional                 BankAmerica Corp.                         1,400,000        100,800,000
6.92%
                                Bank One Corp.                            3,200,000        188,800,000

                                First Union Corp.                         3,600,000        199,350,000

                                Fleet Financial
                                Group, Inc.                               2,250,000         96,890,625

                                Wells Fargo Co.                           2,500,000        107,968,750

                                Total                                                      693,809,375
---------------------------------------------------------------------------------------===============
Broadcasting 1.59%              CBS Corp.+                                3,500,000        159,468,750
---------------------------------------------------------------------------------------===============
Brokers 1.29%                   Morgan Stanley,
                                Dean Witter,
                                Discover & Co.                            1,300,000        128,943,750
---------------------------------------------------------------------------------------===============
Chemicals 1.12%                 Rohm & Haas Co.+                          2,500,000        112,031,250
---------------------------------------------------------------------------------------===============
Communication                   Comcast Corp.
Services 1.92%                  Conv. 3.35% 5/15/29                         700,000         52,937,500

                                Qualcomm Inc.+*                             700,000        140,000,000

                                Total                                                      192,937,500
---------------------------------------------------------------------------------------===============
Computer:                       EMC Corp.
Hardware 5.28%                  Conv. 31/4% 3/15/02**                  $ 14,000,000         65,452,184

                                International Business
                                Machines Corp.                            1,300,000        271,943,750

                                Sun Microsystems Inc.+*                   3,200,000        191,400,000

                                Total                                                      528,795,934
                                -------------------------------------------------------===============

                                Investments                                  Shares              Value
======================================================================================================
Computer:                       First Data Corp.                          2,500,000    $   106,093,750
Services 1.60%                  Unisys Corp.

                                $3.75 Conv. Pfd.                          1,000,000         54,687,500

                                Total                                                      160,781,250
---------------------------------------------------------------------------------------===============
Containers .81%                 Owens-Illinois Inc.
                                Conv. Pfd. 4.750%                         2,000,000         81,500,000
---------------------------------------------------------------------------------------===============
Drugs/Health-Care               American Home
Products 3.97%                  Products Corp.                            3,400,000        207,400,000

                                Pharmacia & Upjohn Inc.                   3,400,000        190,400,000

                                Total                                                      397,800,000
---------------------------------------------------------------------------------------===============
Electric Power                  Allegheny Energy Inc.                     3,000,000        102,187,500
6.90%
                                Carolina Power &
                                Light Co.                                 3,500,000        141,093,750

                                Duke Energy Corp.                         3,500,000        196,000,000

                                Florida Progress Corp.                    3,500,000        134,750,000

                                Houston Industries Inc.
                                $3.22 Conv. Pfd. into
                                Time Warner, Inc.                         1,000,000        118,000,000

                                Total                                                      692,031,250
---------------------------------------------------------------------------------------===============
Electrical Equipment
1.61%                           Emerson Electric Co.+                     2,500,000        161,250,000
---------------------------------------------------------------------------------------===============
Electronics:
Semiconductors
1.73%                           Texas Instruments, Inc.                   1,700,000        173,612,500
---------------------------------------------------------------------------------------===============
Food 3.40%                      ConAgra Inc.+                             2,500,000         62,187,500

                                Heinz H.J. Co.                            4,000,000        186,750,000

                                Ralston Purina Co.                        3,000,000         91,500,000

                                Total                                                      340,437,500
---------------------------------------------------------------------------------------===============
Health-Care
Products 1.63%                  Baxter International Inc.                 2,600,000        163,800,000
---------------------------------------------------------------------------------------===============
Health-Care                     Aetna Inc.                                1,250,000        109,609,375
Services 3.11%
                                Aetna Inc.
                                $4.758 Conv. Pfd.+                        1,500,000        115,968,750

                                Columbia/HCA
                                Healthcare Corp.                          3,500,000         86,406,250

                                Total                                                      311,984,375
                                -------------------------------------------------------===============

Statement of Net Assets

April 30, 1999

                                Investments                                  Shares              Value
======================================================================================================
Insurance:                      American General Corp.                    3,100,000    $   229,400,000
Life 4.59%
                                Jefferson-Pilot Corp.                     1,300,000         87,587,500

                                Transamerica Corp.                        2,003,100        142,720,875

                                Total                                                      459,708,375
---------------------------------------------------------------------------------------===============
Insurance:                      Chubb Corp.+                              2,000,000        118,500,000
Property and Casualty
3.35%                           CIGNA Corp.                               1,500,000        130,781,250

                                St. Paul Companies Inc.+                  3,000,000         86,062,500

                                Total                                                      335,343,750
---------------------------------------------------------------------------------------===============
Machinery:
Diversified 1.72%               Deere & Co.+                              4,000,000        172,000,000
---------------------------------------------------------------------------------------===============
Miscellaneous .74%              Textron, Inc.                               800,000         73,700,000
---------------------------------------------------------------------------------------===============
Natural Gas:                    Consolidated
Pipelines 1.65%                 Natural Gas Co.                           1,500,000         89,250,000

                                The Coastal Corp.                         2,000,000         76,500,000

                                Total                                                      165,750,000
---------------------------------------------------------------------------------------===============
Oil Well Equipment/
Service .76%                    Schlumberger Ltd.                         1,200,000         76,650,000
---------------------------------------------------------------------------------------===============
Oil: International
Integrated 10.73%               BP Amoco plc ADR+                         2,000,000        226,375,000

                                Chevron Corp.                             1,000,000         99,750,000

                                Exxon Corp.                               1,300,000        107,981,250

                                Mobil Corp.                               3,000,000        314,250,000

                                Texaco Inc.                               2,500,000        156,875,000

                                Total S.A. ADR+                           2,500,000        170,000,000

                                Total                                                    1,075,231,250
---------------------------------------------------------------------------------------===============
Paper and Forest                Bowater Inc.+                             2,000,000        107,250,000
Products 3.10%
                                Champion
                                International Corp.                       2,300,000        125,781,250

                                Georgia Pacific
                                Timber Group                              3,000,000         77,250,000

                                Total                                                      310,281,250
---------------------------------------------------------------------------------------===============
Photographic/                   Eastman Kodak Co.                         1,500,000        111,937,500
Imaging 2.14%
                                Xerox Corp.                               1,750,000        102,812,500

                                Total                                                      214,750,000
---------------------------------------------------------------------------------------===============
Pollution Control
2.48%                           Waste Management Inc.                     4,400,000        248,600,000
---------------------------------------------------------------------------------------===============
Printing and
Publishing 1.36%                Dow Jones & Co. Inc.                      2,500,000        136,250,000
---------------------------------------------------------------------------------------===============
Retail: Department              May Department
and Merchandise                 Stores Co.                                2,250,000         89,578,125
1.81%
                                Wal-Mart Stores Inc.+                     2,000,000         92,000,000

                                Total                                                      181,578,125
---------------------------------------------------------------------------------------===============
Telecom and Data                AT&T Corp.                                6,000,000        303,000,000
Services 4.66%
                                MCI WorldCom Inc.*                        2,000,000        164,375,000

                                Total                                                      467,375,000
---------------------------------------------------------------------------------------===============
Telephone: Regional             Alltel Corp.+                             2,500,000        168,593,750
5.65%
                                Bell Atlantic Corp.                       3,500,000        201,687,500

                                SBC Communications Inc.                   3,500,000        196,000,000

                                Total                                                      566,281,250
                                -------------------------------------------------------===============

                                                                          Shares or
                                                                          Principal
                                Investments                                  Amount              Value
======================================================================================================
Tobacco .79%                    Gallaher Group
                                plc ADR                                   3,500,000    $    79,187,500
                                -------------------------------------------------------===============

                                Total Investments in
                                Common Stocks and
                                Convertible Securities
                                (Cost $6,836,711,469)                                    9,659,536,759
======================================================================================================
Other Assets, Less Liabilities 3.63%
======================================================================================================
Short-term                      American General
Investments                     Finance Corp.
                                4.92% due 5/3/1999                     $  6,500,000          6,500,000

                                Dow Chemical Co.
                                4.90% due 5/3/1999                      126,252,000        126,217,627

                                Koch Industries, Inc.
                                4.91% due 5/3/1999                       74,576,000         74,555,655

                                Federal Home
                                Loan Bank
                                4.80% due 5/3/1999                        9,970,000          9,967,341

                                Freddie Mac
                                4.82% due 5/3/1999                       77,302,000         77,281,297

                                Total                                                      294,521,920
                                -------------------------------------------------------===============
                                Other (See Note 5)                                         385,651,020
                                -------------------------------------------------------===============
                                Total Short-term Investments
                                (Cost $680,172,940)                                        680,172,940
---------------------------------------------------------------------------------------===============
Cash and Receivables, Net of Liabilities                                                  (316,342,510)
------------------------------------------------------------------------------------------------------
                                Total Other Assets, Less Liabilities                       363,830,430
======================================================================================================
Net Assets 100.00%                                                                     $10,023,367,189
======================================================================================================
                                Class A Shares-Net asset value
                                ($9,374,005,843 / 576,369,055
                                shares outstanding)                                             $16.26

                                Maximum offering price
                                (net asset value plus sales charge
                                of 5.75% of the offering price)                                 $17.25

                                Class B Shares-Net asset value
                                ($441,612,749 / 27,137,897
                                shares outstanding)                                             $16.27

                                Class C Shares-Net asset value
                                ($160,277,268 / 9,850,606
                                shares outstanding)                                             $16.27

                                Class P Shares-Net asset value
                                ($2,186,537 / 134,731
                                shares outstanding)                                             $16.23

                                Class Y Shares-Net asset value
                                ($45,284,792 / 2,779,063
                                shares outstanding)                                             $16.29

      +     Securities (or a portion of securities) on loan. See Note 5.
      *     Non-income producing security.
      **    Restricted security under Rule 144A.
      ADR   American Depositary Receipt.

            See Notes to Financial Statements.

Portfolio Changes (unaudited)

Issues added to or eliminated from the portfolio (exclusive of U.S. Government obligations and short-term investments) during the six months ended April 30, 1999.

Additions

Aetna Inc.
Alcoa Inc.
Cadence Design Systems
The Coastal Corp.
Columbia/HCA Healthcare CP
Comcast Corp. Conv. Pfd. 3.35%
First Data Corp.
Fleet Financial Group, Inc.
Qualcomm Inc.
Rockwell International Corp.
Rohm & Haas Co.
St. Paul Companies, Inc.
Schlumberger Ltd.
Texaco, Inc.
Unisys Corp. $3.75 Conv. Pfd.
Wells Fargo Co.
Xerox Corp.
--------------------------------------------------------------------------------

Eliminations

Baltimore Gas & Electric Co.
Best Foods
Browning-Ferris Industries Inc.
Cadence Design Systems
Citigroup
Comerica Inc.
Dow Chemical Co.
DuPont (E.I.) DeNemours Co.
EMC Corp.
Fort James Corp.
Fortune Brands Inc.
FPL Group
Hewlett-Packard Co.
Lucent Technologies Inc.
Mellon Bank Corp.
Occidental Petroleum Corp.
Phillip Morris Companies Inc.
Pioneer Hi-Bred International, Inc.
Progressive Corp.
Providian Financial Corp.
Sara Lee Corp.
Seagate Technology Inc.
SmithKline Beecham plc ADR
Time Warner Inc.
Warner Lambert Co.
Washington Mutual Inc.

Statement of Operations

Investment Income                                           Six Months Ended April 30, 1999
===========================================================================================
Income        Dividends                                        $84,662,125
              Interest                                          10,028,001
              Total income                                                   $   94,690,126
              -----------------------------------------------------------------------------
Expenses      Management fee                                    14,303,355
              12b-1 distribution plan-Class A                   11,495,559
              12b-1 distribution plan-Class B                    1,847,517
              12b-1 distribution plan-Class C                      683,036
              12b-1 distribution plan-Class P                        4,355
              Shareholder servicing                              4,438,566
              Reports to shareholders                              287,988
              Registration                                         177,690
              Professional                                         169,291
              Directors' fees                                      118,289
              Other                                                 60,112
                                                               -----------
              Total expenses before reductions                  33,585,758
              Expense reductions                                  (496,196)
                                                               ----------------------------
              Total expenses after reductions                                    33,089,562
              -----------------------------------------------------------------------------
              Net investment income                                              61,600,564
              -----------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
===========================================================================================
Net realized gain from investment transactions                                  966,182,036
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                            665,433,176
-------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                               1,631,615,212
-------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                         $1,693,215,776
===========================================================================================

            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                Six Months Ended      Year Ended
                                                                                                       April 30,      October 31,
Increase (Decrease) in Net Assets                                                                           1999             1998
=================================================================================================================================
Operations    Net investment income                                                              $    61,600,564   $  135,559,651
              Net realized gain from investment transactions                                         966,182,036      556,373,895
              Net change in unrealized appreciation of investments                                   665,433,176       78,452,439
              -------------------------------------------------------------------------------------------------------------------
              Net increase in net assets resulting from operations                                 1,693,215,776      770,385,985
              -------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                                   --           40,491
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                                                (68,019,568)    (143,194,800)
              Class B                                                                                 (1,400,131)      (2,266,183)
              Class C                                                                                   (525,610)        (863,613)
              Class P                                                                                    (12,947)         (19,753)
              Class Y                                                                                   (317,601)        (172,653)
              -------------------------------------------------------------------------------------------------------------------
              Total                                                                                  (70,275,857)    (146,517,002)
              -------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
              Class A                                                                               (524,633,949)    (701,757,786)
              Class B                                                                                (20,854,111)     (14,611,561)
              Class C                                                                                 (7,962,532)      (5,544,532)
              Class P                                                                                   (117,804)              --
              Class Y                                                                                 (2,155,299)              --
              -------------------------------------------------------------------------------------------------------------------
              Total                                                                                 (555,723,695)    (721,913,879)
              -------------------------------------------------------------------------------------------------------------------
              Total distributions                                                                   (625,999,552)    (868,430,881)
              -------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sale of shares                                                       427,850,406      930,460,852
              Net asset value of shares issued in reinvestment of dividends and distributions        522,156,164      704,773,197
              -------------------------------------------------------------------------------------------------------------------
              Total                                                                                  950,006,570    1,635,234,049
              -------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                             (514,458,819)    (714,380,526)
              -------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                         435,547,751      920,853,523
              -------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                             1,502,763,975      822,849,118
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                                                  8,520,603,214    7,697,754,096
              -------------------------------------------------------------------------------------------------------------------
              End of period (including undistributed net investment income of $19,354,164
              and $28,029,457, respectively)                                                     $10,023,367,189   $8,520,603,214
              ===================================================================================================================

            See Notes to Financial Statements.

Financial Highlights

                                                                                                                   Class A Shares
                                                      ----------------------------------------------------------------------------
                                                      Six Months Ended
                                                             April 30,                                     Year Ended October 31,
Per Share Operating Performance:                                  1999         1998         1997         1996      1995      1994
==================================================================================================================================
Net asset value, beginning of year                              $14.56       $14.84       $13.02       $11.98    $11.03    $11.26
----------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                        .10(e)       .24          .30          .30       .32       .31
      Net realized and unrealized gain on investments             2.67         1.14         2.85         2.23      1.70       .38
      Total from investment operations                            2.77         1.38         3.15         2.53      2.02       .69
      ----------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                        (.12)        (.27)        (.30)        (.30)     (.30)     (.32)
      Distributions from net realized gain                        (.95)       (1.39)       (1.03)       (1.19)     (.77)     (.60)
      Total distributions                                        (1.07)       (1.66)       (1.33)       (1.49)    (1.07)     (.92)
      ----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.26       $14.56       $14.84       $13.02    $11.98    $11.03
----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  20.11%(d)    10.27%(d)    25.80%       23.23%    20.46%     6.66%
==================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                                 0.34%(d)     0.63%(d)     0.65%(b)     0.66%     0.63%     0.63%
      Net investment income                                       0.69%(d)     1.64%        2.15%(b)     2.61%     2.90%     2.91%
      ============================================================================================================================

                                                                                            Class B Shares(c)
                                              ----------------------------------------------------------------
                                              Six Months Ended                     Year Ended     8/1/1996(c)
                                                     April 30,                    October 31,           to
Per Share Operating Performance:                          1999           1998            1997     10/31/96
==============================================================================================================
Net asset value, beginning of period                    $14.56         $14.84          $13.03       $11.88
--------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                .05(e)         .14             .20         .060
      Net realized and unrealized gain
      on investments                                      2.67           1.12            2.84        1.142
      Total from investment operations                    2.72           1.26            3.04        1.202
      --------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                (.06)          (.15)           (.20)       (.052)
      Distributions from net realized gain                (.95)         (1.39)          (1.03)          --
      Total distributions                                (1.01)         (1.54)          (1.23)       (.052)
      --------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $16.27         $14.56          $14.84       $13.03
--------------------------------------------------------------------------------------------------------------
Total Return(a)                                          19.68%(d)       9.41%(d)       24.78%       10.15%(d)
==============================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                         0.70%(d)       1.38%           1.42%        0.34%(d)
      Net investment income                               0.32%(d)       0.87%           1.19%        0.27%(d)
      ========================================================================================================

                                                                                            Class C Shares
                                              ----------------------------------------------------------------
                                              Six Months Ended                     Year Ended       8/1/96(c)
                                                     April 30,                    October 31,           to
Per Share Operating Performance:                          1999           1998            1997     10/31/96
==============================================================================================================
Net asset value, beginning of period                    $14.56         $14.84          $13.02       $11.88
--------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                .05(e)         .14             .22         .062
      Net realized and unrealized gain
      on investments                                      2.67           1.12            2.83        1.130
      Total from investment operations                    2.72           1.26            3.05        1.192
      --------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                (.06)          (.15)           (.20)       (.052)
      Distributions from net realized gain                (.95)         (1.39)          (1.03)          --
      Total distributions                                (1.01)         (1.54)          (1.23)       (.052)
      --------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $16.27         $14.56          $14.84       $13.02
--------------------------------------------------------------------------------------------------------------
Total Return(a)                                          19.68%(d)       9.41%(d)       24.88%       10.07%(d)
==============================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                         0.70%(d)       1.40%           1.34%        0.33%(d)
      Net investment income                               0.32%(d)       0.85%           1.28%        0.25%(d)
      ========================================================================================================

                                                                      Class P Shares(c)                         Class Y Shares
                                                  -------------------------------------    -------------------------------------
                                                  Six Months Ended           12/8/97(c)    Six Months Ended           3/27/98(c)
Per Share Operating Performance:                           4/30/99       to 10/31/98                4/30/99       to 10/31/98
================================================================================================================================
Net asset value, beginning of period                        $14.53            $14.24                 $14.57            $15.44
---------------------------------------------------------------------------------------    -------------------------------------
      Income from investment operations
      Net investment income                                    .09(e)            .18                    .13(e)            .15
      Net realized and unrealized gain (loss)
      on investments                                          2.66               .27                   2.68              (.89)
      Total from investment operations                        2.75               .45                   2.81              (.74)
      ---------------------------------------------------------------------------------    -------------------------------------
      Distributions
      Dividends from net investment income                    (.10)             (.16)                  (.14)             (.13)
      Distributions from net realized gain                    (.95)              --                    (.95)               --
      Total distributions                                    (1.05)             (.16)                 (1.09)             (.13)
      ---------------------------------------------------------------------------------    -------------------------------------
Net asset value, end of period                              $16.23            $14.53                 $16.29            $14.57
--------------------------------------------------------------------------------------------------------------------------------
Total Return(a)(d)                                           20.00%             3.21%                 20.37%            (4.77)%
================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b) (d)                                         0.43%             0.76%(d)               0.21%             0.24%
      Net investment income(d)                                0.60%             1.21%(d)               0.82%             1.03%
      ==========================================================================================================================

                                        Six Months Ended
                                               April 30,                                            Year Ended October 31,
Supplemental Data for All Classes:                  1999          1998         1997         1996        1995          1994
===========================================================================================================================
      Net assets, end of period (000)        $10,023,367    $8,520,603   $7,697,754   $6,100,665  $4,964,525    $4,229,586
      Portfolio turnover rate                      38.38%        56.49%       46.41%       47.06%      53.84%        51.48%
      =====================================================================================================================

      (a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      (b) The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement.

      (c)   Commencement of offering respective class shares.

      (d)   Not annualized.

      (e)   Calculated using average shares outstanding during the period.

            See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Company:

(a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost (which approximates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) Prior to November 1, 1998, the Fund followed the accounting practice of equalization whereby a portion of the proceeds from the sales and costs of repurchases of capital shares was allocated to undistributed net investment income. Effective November 1, 1998, the Fund discontinued the use of equalization. Discontinuing the use of equalization will result in a simpler and more meaningful financial statement presentation.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett &Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates: 1/2 of 1% on the first $200 million; 2/5 of 1% on the next $300 million; 3/8 of 1% on the next $200 million; 7/20 of 1% on the next $200 million and 3/10 of 1% on the excess over $900 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of the Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan.

Distributor received $1,243,295 representing payment of commissions on sales of Class A shares after deducting $7,671,421 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Dividends from net investment income are declared quarterly. Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain as of April 30, 1999 for financial reporting purposes aggregated $964,095,050.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

Distributions declared on May 19, 1999 and payable on May 27, 1999 to shareholders of record as of May 19, 1999 were as follows:

                                                      Rate Per         Aggregate
Net Investment Income                                    Share            Amount
--------------------------------------------------------------------------------
Class A                                                 $0.060       $34,522,091
Class B                                                  0.033           915,239
Class C                                                  0.033           333,109
Class P                                                  0.055             7,506
Class Y                                                  0.073           207,894
--------------------------------------------------------------------------------

4. Capital

The Company has authorized 1,500 million shares of $.001 par value capital stock designated as follows: 1,150 million shares Class A, 100 million shares Class B, 100 million shares Class C, 75 million shares Class P and 75 million shares Class Y. Paid in capital amounted to $6,217,092,685 as of April 30, 1999. Transactions in shares of capital stock were as follows:

Notes to Financial Statements

                                    Six Months Ended                           Year Ended
                                      April 30, 1999                     October 31, 1998
                        -----------------------------------------------------------------
Class A                      Shares           Amount             Shares            Amount
-----------------------------------------------------------------------------------------
Sales of shares          19,980,227    $ 299,413,540         44,496,423    $  647,321,212

Shares issued to
shareholders in
reinvestment of
dividends and
distributions            34,466,591      490,186,444         50,482,142       682,391,630

Total                    54,446,818      789,599,984         94,978,565     1,329,712,842
-----------------------------------------------------------------------------------------
Shares reacquired       (31,185,017)    (467,925,129)       (46,371,906)     (672,172,411)

Increase                 23,261,801    $ 321,674,855         48,606,659    $  657,540,431
-----------------------------------------------------------------------------------------

                                      Six Months Ended                         Year Ended
                                        April 30, 1999                   October 31, 1998
                            -------------------------------------------------------------
Class B                         Shares          Amount             Shares          Amount
-----------------------------------------------------------------------------------------
Sales of shares              5,624,228    $ 84,693,740         12,095,054    $176,522,488

Shares issued to
shareholders in
reinvestment of
dividends and
distributions                1,494,816      21,291,445          1,191,014      16,111,114

Total                        7,119,044     105,985,185         13,286,068     192,633,602
-----------------------------------------------------------------------------------------
Shares reacquired           (1,665,816)    (25,047,201)        (1,852,596)    (26,707,944)

Increase                     5,453,228    $ 80,937,984         11,433,472    $165,925,658
-----------------------------------------------------------------------------------------

                                      Six Months Ended                         Year Ended
                                        April 30, 1999                   October 31, 1998
                            -------------------------------------------------------------
Class C                         Shares          Amount             Shares          Amount
-----------------------------------------------------------------------------------------
Sales of shares              2,117,504    $ 31,966,596          4,987,808    $ 72,979,231

Shares issued to
shareholders in
reinvestment of
dividends and
distributions                  566,871       8,074,097            449,243       6,084,002

Total                        2,684,375      40,040,693          5,437,051      79,063,233
-----------------------------------------------------------------------------------------
Shares reacquired           (1,106,577)    (16,698,369)        (1,074,218)    (15,311,549)

Increase                     1,577,798    $ 23,342,324          4,362,833    $ 63,751,684
-----------------------------------------------------------------------------------------

                                                                         December 8, 1997
                                                                            (Commencement
                                                                              of Offering
                                        Six Months Ended               Class P Shares) to
                                          April 30, 1999                 October 31, 1998
                                    -----------------------------------------------------
Class P                              Shares       Amount             Shares        Amount
-----------------------------------------------------------------------------------------
Sales of shares                      18,198    $ 272,958            136,502    $1,953,673

Shares issued to
shareholders in
reinvestment of
dividends and
distributions                         9,245      131,282              1,376        19,466

Total                                27,443      404,240            137,878     1,973,139
-----------------------------------------------------------------------------------------
Shares reacquired                   (17,363)    (263,380)           (13,227)     (188,622)

Increase                             10,080    $ 140,860            124,651    $1,784,517
-----------------------------------------------------------------------------------------

                                                                           March 27, 1998
                                                                            (Commencement
                                                                              of Offering
                                       Six Months Ended                Class Y Shares) to
                                         April 30, 1999                  October 31, 1998
                                ---------------------------------------------------------
Class Y                           Shares         Amount             Shares         Amount
-----------------------------------------------------------------------------------------
Sales of shares                  767,847    $11,503,572          2,136,585    $31,684,248

Shares issued to
shareholders in
reinvestment of
dividends and
distributions                    173,682      2,472,896             11,916        166,985

Total                            941,529     13,976,468          2,148,501     31,851,233
-----------------------------------------------------------------------------------------
Shares reacquired               (310,967)    (4,524,740)                --             --

Increase                         630,562    $ 9,451,728          2,148,501    $31,851,233
-----------------------------------------------------------------------------------------

5. Portfolio Securities

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of April 30, 1999, the value of securities loaned was $379,236,333. These loans were collateralized by cash of $386,775,060. Income from securities lending of $227,889 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term securities) aggregated $3,462,448,376 and $3,755,192,540, respectively.

As of April 30, 1999, unrealized appreciation based on cost for federal income tax purposes aggregated $2,822,825,290, of which $2,874,321,913 related to appreciated securities and $51,496,623 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable on April 30, 1999 were $2,690,374.

7. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

8. Line of Credit

The Company, along with certain other funds managed by Lord Abbett, has a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility as of April 30, 1999, nor was the Facility utilized at any time during the year.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett  Affiliated Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Affiliated Fund, Inc. as of April 30, 1999, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. at April 30, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective periods, presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
June 4, 1999

  Our Management

  Board of Directors

  Robert S. Dow
  E. Thayer Bigelow*
  William H.T. Bush*+
  Robert B. Calhoun, Jr.*
  Stewart S. Dixon*+
  John C. Jansing*+
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+

* Outside Director

+ Audit Committee

  Officers

  Robert S. Dow, Chairman and President
  W. Thomas Hudson, Jr., Executive Vice
  President and Portfolio Manager
  Paul A. Hilstad, Vice President
  and Secretary
  Daniel E. Carper, Vice President
  Robert G. Morris, Vice President
  John J. Walsh, Vice President
  Lawrence H. Kaplan, Vice President
  and Assistant Secretary
  A. Edward Oberhaus III, Vice President
  Keith F. O'Connor, Vice President
  Eli M. Salzmann, Vice President
  Donna McManus, Treasurer
  Joseph Van Dyke, Assistant Treasurer
  Lydia Guzman, Assistant Secretary
  Robert M. Hickey, Assistant Secretary

  Investment Manager and
  Underwriter

  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian

  The Bank of New York
  New York, NY

  Transfer Agent

  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent

  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors

  Deloitte & Touche LLP
  New York, NY

  Counsel

  Debevoise & Plimpton
  New York, NY

Copyright (C) 1999 by Lord Abbett Affiliated Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.

Portfolio
Manager
     Profile

[PHOTO OMITTED]

W. Thomas Hudson, Jr.
Partner and Portfolio Manager
Lord Abbett Affiliated Fund

W. Thomas Hudson, Jr., Partner and Portfolio Manager of Lord Abbett Affiliated Fund, joined the Firm in 1982, and has over 32 years of professional experience in the financial services industry. During his tenure with Lord Abbett, Mr. Hudson has served as Director of Research, Portfolio Manager of the COVA Variable Annuity Growth and Income Portfolio and Portfolio Manager of the American Skandia Lord Abbett Growth and Income Portfolio.

Mr. Hudson holds a B.S. in Finance and Accounting from St. Mary`s College in California.

About Your Fund's
     Board of
     Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Affiliated Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, William Bush.

William Bush
Director--Lord Abbett
Affiliated Fund

[PHOTO OMITTED]

Mr. Bush received his B.A. degree from Yale University in 1960. He co-founded the financial advisory firm of Bush-O'Donnell & Company which provides investment management and financial advisory services to corporations and individuals throughout the United States and abroad.

Mr. Bush serves as a member of the Board of Directors of Right Choice Managed Care Inc., Maritz Inc., Mississippi Valley Bancshares, Inc. and INTRAV, Inc., all of St. Louis, and DT Industries Inc. of Springfield, Missouri. He was named an independent director for all of Lord Abbett's funds in 1998.

    Investing in the

Lord Abbett

        Family of Funds

------------------------------------------------------------------------------------------------------------------------------------
GROWTH
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              INCOME
------------------------------------------------------------------------------------------------------------------------------------
Aggressive      Growth Funds       Growth &            Balanced Fund       Income Funds           Tax-Free          Money
Growth Fund                        Income Funds                                                   Income Funds      Market Fund
                Research Fund -                        Balanced Series**   World Bond-
Developing      Small-Cap Value    Research Fund -                         Debenture Series       o National        U.S. Government
Growth Fund     Series             Large-Cap                                                      o California      Securities Money
                                   Series                                  Global Fund -          o Connecticut     Market Fund+++
                Alpha Series*                                              Income Series          o Florida
                                   Growth &                                                       o Georgia
                International      Income Series                           High Yield Fund        o Hawaii
                Series                                                                            o Michigan
                                   Affiliated Fund                         Bond-Debenture         o Minnesota
                Mid-Cap                                                    Fund                   o Missouri
                Value Fund                                                                        o New Jersey
                                                                           Limited Duration       o New York
                Growth                                                     U.S. Government        o Pennsylvania
                Opportunities                                              Securities Series+     o Texas
                Fund                                                                              o Washington
                                                                           U.S. Government
                Global Fund -                                              Securities Series+
                Equity Series

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Affiliated Fund.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129

For Literature Only: 800-874-3733

24-Hour Automated Shareholder Service Line: 800-865-7582

Visit Our Web Site: http://www.lordabbett.com

* Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained its stable $1.00 price per share.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

Lord Abbett mutual fund shares are distributed by:

LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------           LAA-3-499
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (6/99)